-0
    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 1999

                                                   REGISTRATION NO. 333-________
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                             REGISTRATION STATEMENT
                                   ON FORM S-3
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        --------------------------------

                             OBJECTSOFT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                                          22-3091075
(State or Other Jurisdiction                         (I.R.S. Employer
     of Incorporation                               Identification No.)
     or Organization)

                           DAVID E. Y. SARNA, CHAIRMAN
                             OBJECTSOFT CORPORATION
   CONTINENTAL PLAZA III                          CONTINENTAL PLAZA III
   433 HACKENSACK AVENUE                         433 HACKENSACK AVENUE
  HACKENSACK, NEW JERSEY 07601                HACKENSACK, NEW JERSEY 07601
      (201) 343-9100                                (201) 343-9100
 (Address, Including Zip Code, and         (Address, Including Zip Code, and
       Telephone Number                          Telephone Number
 Including Area Code, of Registrant's      Including Area Code, of Registrant's
   Principal Executive Offices)              Principal Executive Offices)

                          ----------------------------
                                    Copy to:

                              MELVIN WEINBERG, ESQ.
                       PARKER CHAPIN FLATTAU & KLIMPL, LLP
                           1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 704-6000

                          -----------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective, as determined by market conditions.

|_| If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.

|_| If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.

|X| If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. No. 333-86887

                             ---------------------

|_| If this Form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

                             ---------------------

|_| If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.



                         CALCULATION OF REGISTRATION FEE


==============================================================================================================================
                                                              Proposed                Proposed
Title of each class of                 Amount to               Maximum                 maximum                Amount of
securities                           be registered         Aggregate price            Aggregate             registration
to be registered                                              Per share            offering price                fee
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value
per share(1)                           183,333(3)           $1.265625(2)             $232,030.82              $61.26(3)
==============================================================================================================================

(1) ObjectSoft Corporation affected a one-for-six reverse stock split (the "Stock Split") of its outstanding common stock effective as of October 13, 1999.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (g); based on the average of the bid ($1.25) and asked price ($1.40625) on the Nasdaq SmallCap Market (NASDAQ) on December 8, 1999.

(3) 5,500,000 pre-Stock Split shares of common stock issuable upon conversion of $2,350,000 stated value of 6% Series F Convertible Preferred Stock and upon exercise of warrants issued in connection therewith were registered under Registration Statement No. 333-86887 and an aggregate registration fee of $797.38 was paid in connection therewith.

                           INCORPORATION BY REFERENCE
            OF REGISTRATION STATEMENT ON FORM S-3 FILE NO. 333-86887


     ObjectSoft Corporation is incorporating by reference the information contained in its Registration Statement on Form S-3 File No. 333-86887 in its entirety, including any amendments, as well as any exhibits relating to it. The Registration Statement was declared effective by the Securities and Exchange Commission on October 1, 1999.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS.

Number                     Description of Exhibit
------                     ----------------------
5.1 (1)                 Opinion of Parker Chapin Flattau & Klimpl, LLP

23.1 (1)                Consent of Richard A. Eisner & Company, LLP

23.2 (1)                Consent of Parker Chapin Flattau & Klimpl, LLP (included in Exhibit 5.1 hereto)

24.1 (2)                Power of Attorney

-------------------
(1)    Filed herewith.

(2) Filed on ObjectSoft Corporation's Registration Statement on Form S-3 (Registration No. 333-86887) which was filed with the Securities and Exchange Commission on September 10, 1999.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hackensack, State of New Jersey on December 13, 1999.

                             OBJECTSOFT CORPORATION


                                   By: /s/ David E.Y. Sarna
                                       ------------------------
                                       David E.Y. Sarna
                                       Chairman of the Board, Co-Chief
                    Executive Officer, Secretary and Director


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                      Title                          Date
         ---------                      -----                          ----

 /s/ David E.Y. Sarna       Chairman of the Board, Co-         December 13, 1999
 ----------------------     Chief Executive Officer,
      David E.Y. Sarna      Secretary and Director
                            (Principal Executive Officer,
                            Principal Financial Officer and
                            Principal Accounting Officer)


             *              President, Co-Chief Executive      December 13, 1999
 ----------------------
      George J. Febish      Officer, Treasurer and Director
                            (Principal Executive Officer)


             *              Director                           December 13, 1999
 ----------------------
      Michael A. Burak

             *              Director                           December 13, 1999
 ----------------------
       Daniel E. Ryan


*By:  /s/ David E.Y. Sarna
     ----------------------
     David E.Y. Sarna
     Attorney- in-Fact

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------



                              EXHIBITS TO FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                  -------------







OBJECTSOFT CORPORATION
(EXACT NAME OF ISSUER AS SPECIFIED
IN ITS CHARTER)

EXHIBIT INDEX
-------------


Number                      Description of Exhibit
------                      ----------------------

5.1 (1)       Opinion of Parker Chapin Flattau & Klimpl, LLP

23.1 (1)      Consent of Richard A. Eisner & Company, LLP

23.2 (1)      Consent of Parker Chapin Flattau & Klimpl, LLP (included in Exhibit 5.1 hereto)

24.1 (2)      Power of Attorney


-------------------
(1)      Filed herewith.

(2) Filed on ObjectSoft Corporation's Registration Statement on Form S-3 (Registration No. 333-86887) which was filed with the Securities and Exchange Commission on September 10, 1999.